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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Date of report August 5, 2003

                         Commission file number 0-25135

                                 [REDDING LOGO]
                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

             California                                     94-2823865
(State or other jurisdiction of incorporation            (I.R.S. Employer
               or organization)                         Identification No.)

         1951 Churn Creek Road
           Redding, Bancorp                                   96002
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

          Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of
            the Securities Exchange Act of 1934 during the preceding
            12 months (or for such shorter period that the Registrant
              was required to file such reports), and (2) has been
            subject to such filing requirements for the past 90 days.
                                 Yes [X] No [ ]

   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. July 31, 2003: 2,704,801


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Item 5. Other Events

Press release for the following (article attached):

Redding Bancorp, parent company of Redding Bank of Commerce Announces Second Quarter Operating Results.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Redding Bancorp press release dated August 5, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              /s/ Linda J. Miles

                              By: Linda J. Miles
                              Executive Vice President & Chief Financial Officer Principal Accounting Officer


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